Filed pursuant to Rule 497(e)
Registration Nos. 333-172080; 811-22525
Friess Small Cap Growth Fund (SCGFX, SCGNX)
Friess Brandywine Fund (FBRWX)
Friess Brandywine Blue Fund (FBLUX)
Supplement dated April 22, 2022 to each Fund’s
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

Based upon a recommendation by Friess Associates, LLC (the “Adviser”), the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) has approved a plan of liquidation for the Friess Small Cap Growth Fund, Friess Brandywine Fund and Friess Brandywine Blue Fund (each a “Fund,” collectively the “Funds”), each a series of the Trust, pursuant to which each Fund will be liquidated on or around May 31, 2022 (the “Liquidation” or the “Liquidation Date”).  The Adviser has determined that each Fund has limited prospects for meaningful growth. As a result, the Adviser and the Board believe that the Liquidation of each Fund is in the best interests of its shareholders.
In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on April 22, 2022, each Fund is closed to new investments. In addition, effective immediately, the Adviser may begin an orderly transition of each Fund’s portfolio securities to cash and cash equivalents and each Fund will cease investing its assets in accordance with its investment objective and policies.
Shareholders may voluntarily redeem shares of a Fund, as described in the Fund’s Prospectus, before the Liquidation Date. Shareholders remaining in a Fund until the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings. If the Fund has not received your redemption request or other instruction prior to the close of business on May 31, 2022, your shares will be automatically redeemed on the Liquidation Date.
Prior to the Liquidation Date, a Fund may declare one or more dividends to all holders of record as of a date or dates to be determined consisting of any undistributed income and capital gains (net of available capital loss carryovers) of the Fund. Prior notice of such dividends will be posted to the following website: https://friess.com/mutual-funds/.
Shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding. For shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes).
If you take no action prior to May 31, 2022, your shares will be automatically redeemed on the Liquidation Date.
If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Funds’ transfer agent at 855-656-3017 prior to May 31, 2022 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.
If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on the Liquidation Date.
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Please retain this supplement for future reference.